BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.

(the “Fund”)

Supplement dated October 14, 2016 to the Statement of Additional Information, dated April 29, 2016

The third paragraph and accompanying table in the section of the Statement of Additional Information entitled “Management and Advisory Arrangements” are deleted in their entirety and replaced with the following:

Set forth below are the total management fees paid by the Fund to the Manager, and the amounts waived and/or reimbursed by the Manager, for the periods indicated:

Fiscal Year Ended December 31,	Paid to the Manager	Waived by the Manager[1]	Reimbursed by the Manager[2,3]
2015	$656,440	$113,413	$203,708
2014	$754,172	$2,077	$124,808
2013	$741,310	$2,704	$133,507

[1]	The Manager may waive a portion of the Fund’s management fee in connection with the Fund’s investment in an affiliated money market fund.

[2]	Prior to September 1, 2015, BlackRock waived and/or reimbursed fees or expenses to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 1.13% (for Investor A Shares), 1.89% (for Investor C Shares), 0.89% (for Institutional Shares), 1.77% (for Investor C1 Shares), and 0.65% (for Class K Shares) of average daily net assets.

[3]	Effective October 14, 2016, BlackRock has contractually agreed to waive and/or reimburse fees or expenses to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.84% (for Investor A Shares), 1.59% (for Investor C Shares), 0.59% (for Institutional Shares), 1.39% (for Investor C1 Shares) and 0.54% (for Class K Shares) of average daily net assets through April 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. From September 1, 2015 through October 13, 2016, BlackRock had contractually agreed to waive and/or reimburse fees or expenses to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses, and certain other Fund expenses) to 0.95% (for Investor A Shares), 1.70% (for Investor C Shares), 0.70% (for Institutional Shares), 1.50% (for Investor C1 Shares) and 0.65% (for Class K Shares).

Shareholders should retain this Supplement for future reference.

SPRO-16102-1016SUP